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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT
                 (DATED JUNE 30, 2003 AND EFFECTIVE MAY 1, 2003)
                                       TO
                                 LOAN AGREEMENT
                        (THAT WAS EFFECTIVE MAY 1, 2002)
                                 BY AND BETWEEN
                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS LENDER,
                                       AND
                              CENTENE CORPORATION,
                                   AS BORROWER

         In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, CENTENE CORPORATION, a Delaware corporation (Borrower) and LASALLE BANK NATIONAL ASSOCIATION (Lender) agree as follows:

1. DEFINITIONS; SECTION REFERENCES. The term Original Loan Agreement means the Loan Agreement dated as of May 1, 2002 between Borrower and Lender. The term this Amendment means this First Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement. Section and Exhibit references are to sections of, and exhibits to, respectively, the Original Loan Agreement unless otherwise specified.

2. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment is effective as of May 1, 2003, but only if the following conditions have been satisfied on or before June 30, 2003:

         2.1.     This Amendment has been executed by Borrower and Lender.

         2.2. That certain Stock Pledge Agreement regarding Borrower's capital stock of Cenphiny, Inc. and Centene Finance Corporation dated as of even date herewith has been executed by Borrower (and original stock certificates representing 100% of the capital stock of each of them, together with stock powers duly executed in blank, have been delivered to Lender).

         2.3. Borrower has delivered to Lender certificates of good standing for the following Persons, issued by the Secretary of State of the following states:

                  2.3.1.   Borrower (Delaware and Missouri).

                  2.3.2.   Centene Management Corporation (Wisconsin).

                  2.3.3.   Centene Corporation of Texas (Texas).

                  2.3.4.   Managed Health Services Insurance Corp. (Wisconsin).

                  2.3.5.   Superior HealthPlan, Inc. (Texas).

                  2.3.6.   Coordinated Care Corporation Indiana, Inc. (Indiana).

                  2.3.7.   Managed Health Services Illinois, Inc. (Illinois).

                  2.3.8.   MHS Consulting Corporation (Wisconsin).

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                  2.3.9.   MHS Behavioral Health of Texas, Inc. (Texas).

                  2.3.10. Bankers Reserve Life Insurance Company of Wisconsin (Wisconsin).

                  2.3.11.  University Health Plans, Inc. (New Jersey).

                  2.3.12.  Cenphiny, Inc. (Delaware).

                  2.3.13.  Centene Finance Corporation (Delaware).

         2.4. Borrower has delivered to Lender a Certificate of the Secretary of Borrower certifying (i) that the Charter Documents of Borrower and each Subsidiary of Borrower previously certified to Lender in connection with the execution of the Original Loan Agreement have not been amended, (ii) that resolutions adopted by the Board of Directors of Borrower, as applicable, authorizing the execution, delivery and performance of this Amendment and the documents described herein by Borrower and the performance of this Amendment and the transactions described herein by Borrower are attached to such certificate and remain in full force and effect, and (iii) the names, titles, and true signatures of the incumbent corporate officers who are authorized to sign this Amendment or attest signatures or seals on this Amendment on behalf of Borrower.

         2.5. Certificate of Incorporation for University Health Plans, Inc., certified by the New Jersey Secretary of State.

         2.6. Certificate of Incorporation for Cenphiny, Inc., certified by the Delaware Secretary of State.

         2.7. Certificate of Incorporation for Centene Finance Corporation, certified by the Delaware Secretary of State.

         2.8. An opinion of Borrower's counsel in form and substance satisfactory to Lender.

3. AMENDMENTS TO ORIGINAL LOAN AGREEMENT. The Original Loan Agreement is hereby amended as follows:

         3.1. COVERED PERSONS. Section 2.3 is amended by deleting the text thereof in its entirety and replacing it with the following: "The words Covered Person, a Covered Person, any Covered Person, each Covered Person and every Covered Person refer to Borrower and each of its Subsidiaries separately, including Centene Management Corporation, a Wisconsin corporation, Centene Corporation of Texas, a Texas corporation, Managed Health Services Insurance Corp., a Wisconsin corporation, Superior HealthPlan, Inc., a Texas corporation, Coordinated Care Corporation Indiana, Inc., an Indiana corporation, Managed Health Services Illinois, Inc., an Illinois corporation, MHS Consulting Corporation, a Wisconsin corporation, MHS Behavioral Health of Texas, Inc., a Texas corporation, Bankers Reserve Life Insurance Company of Wisconsin, a Wisconsin insurance company, University Health Plans, Inc., a New Jersey corporation, Cenphiny, Inc., a Delaware corporation, and Centene Finance Corporation, a Delaware corporation. The words Covered Persons refer to Borrower and its Subsidiaries, including each of the Persons specifically mentioned in the prior sentence, collectively."

         3.2. MATURITY DATE. Section 6.1 is amended by replacing the date "May 1, 2003" with the date "May 1, 2004".

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         3.3.     SECURITY. Section 10 is amended by inserting the following sentence after the first sentence: "The requirements of the preceding sentence regarding the delivery to Lender of original stock certificates and stock powers will not apply to Subsidiaries of Borrower which are not direct Subsidiaries of Borrower unless Lender expressly requests in writing the delivery of such stock certificates and stock powers."

         3.4. SUBSIDIARIES. Section 12.12 is amended by inserting the following after the words "Disclosure Schedule": "or otherwise disclosed to Lender in writing".

         3.5.     PERMITTED ACQUISITIONS--PRO FORMA FINANCIAL INFORMATION.
         Section 14.6.2 is amended by inserting the following sentence at the end thereof: "The requirements of this Section 14.6.2 will not apply to an Acquisition if the total consideration paid (including the fair market value of any property conveyed and including deferred consideration) by a Covered Person in such Acquisition (i) does not exceed $2,000,000 and (ii) will not cause the total consideration paid (including the fair market value of any property conveyed and including deferred consideration) in all Acquisitions by all Covered Persons in such fiscal year to exceed $10,000,000 in the aggregate."

         3.6.     PERMITTED ACQUISITIONS--PLEDGE OF EQUITY INTERESTS. Section
         14.6.4 is amended by inserting the following sentence at the end thereof: "The preceding sentence will not apply to the stock, membership interests, or other equity Interests of a Person which is not a direct Subsidiary of Borrower unless Lender expressly requests such a pledge in writing."

         3.7.     PERMITTED ACQUISITIONS--DUE DILIGENCE MATERIALS. Section
         14.6.5 is amended by inserting the following sentence at the end thereof: "The requirements of this Section 14.6.5 will not apply to an Acquisition to which the requirements of Section 14.6.2 do not apply."

         3.8. NEW SUBSIDIARIES. Section 14.14 is deleted in its entirety and replaced with the following:

                  14.14. NEW SUBSIDIARIES. Acquire any Subsidiary other than as part of a Permitted Acquisition, or organize or create any Subsidiary unless, in any case, contemporaneously with the acquisition, organization, or creation of such Subsidiary, (i) if such Subsidiary is a direct Subsidiary of Borrower or if Lender so requests in writing, the applicable Covered Person executes and delivers to Lender a pledge of 100% of such Subsidiary's capital stock, membership interests, or other equity interests owned by such Covered Person on terms satisfactory to Lender, (ii) such Subsidiary becomes (and agrees in writing that it is) a Covered Person under this Agreement, and (iii) all of the representations and warranties contained in this Agreement are true and correct with respect to such Subsidiary as of the date of acquisition, organization, or creation.

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as of the date hereof that (i) this Amendment and each and every other document and instrument delivered by Borrower in connection with this Amendment (each, an Amendment Document and, collectively, the Amendment Documents) has been duly authorized by its Board of Directors, (ii) no consents are necessary from any third Person for its execution, delivery or performance of the Amendment Documents to which it is a party which have not been obtained and a copy thereof delivered to Lender, (iii) each of the Amendment Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether

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considered in an action at law or in equity), (iv) all of the representations and warranties contained in Section 12, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Original Loan Agreement) delivered by it to Lender, and (v) there exists no Default or Event of Default under the Original Loan Agreement.

5. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement or any of the other Loan Documents or any Existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Original Loan Agreement to the Agreement, hereunder, hereof, herein, or words of like import, shall be read as referring to the Original Loan Agreement as amended hereby. Each reference in the other Loan Documents to the Loan Agreement shall be read as referring to the Original Loan Agreement, as amended hereby.

6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby, the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) it has no defenses to its obligations under the Loan Agreement or any of the other Loan Documents to which it is a party, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) it has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

7. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

8. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

9. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

10. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

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11.      INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12. STATUTORY NOTICE - ORAL COMMITMENTS. Nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER ACKNOWLEDGES THAT THERE ARE NO OTHER AGREEMENTS BETWEEN LENDER AND BORROWER, ORAL OR WRITTEN, CONCERNING THE SUBJECT MATTER OF THE LOAN DOCUMENTS, AND THAT ALL PRIOR AGREEMENTS CONCERNING THE SAME SUBJECT MATTER, INCLUDING ANY PROPOSAL, TERM SHEET OR LETTER, ARE MERGED INTO THE LOAN DOCUMENTS AND THEREBY EXTINGUISHED.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the date first above written.

                                              BORROWER:

                                              CENTENE CORPORATION

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              LENDER:

                                              LASALLE BANK NATIONAL ASSOCIATION

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________